UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2008

CHEETAH CONSULTING, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-146209	14-1908451
(Commission File Number)	(IRS Employer Identification No.)

22525 Pacific Coast Highway, No. 101

Malibu, California  90265

 (Address of principal executive offices and zip code)

(310) 456-7300

 (Registrant’s telephone number including area code)

6860 Gulfport Blvd. South, #161

St. Petersburg, Florida 33707

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends Cheetah Consulting, Inc.’s Current Report on Form 8-K dated December 15, 2008 solely for the purpose of amending the last sentence in the last paragraph in Item 5.02 and adding an Exhibit Index under Section 9.

The last sentence in the last paragraph under Item 5.02 is being revised to reflect the correct number of outstanding shares (28,735,000) as follows:

After the issuance of 1,500,000 restricted shares of stock to Cohee Capital Management for services to be rendered and the issuance of 23,231,500 restricted shares to the new Officers and Directors there will be a total of 28,735,000 shares issued and outstanding.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
10	Agreement Filed on December 29, 2008 as Exhibit 10 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference
99.1	Employment Agreement – Lawrence Weisdorn Filed on December 29, 2008 as Exhibit 99.1 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference
99.2	Employment Agreement – Donald Hejmanowski Filed on December 29, 2008 as Exhibit 99.2 to the Company’s Form 8- K dated December 15, 2008 and incorporated herein by reference
99.3	Employment Agreement – Martin Schuermann Filed on December 29, 2008 as Exhibit 99.3 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEETAH CONSULTING, INC.

Dated: December 30, 2008	By:	/s/ LAWRENCE WEISDORN
Name: Lawrence Wesidorn Title: Chairman and Chief Operating Officer